1

Disclosures Forward-looking Statements Our discussions today, including this presentation and any comments made by management, contain forward-looking statements within the meaning of the U.S. federal securities laws. Any statements that refer to future events or circumstances, including our future strategies or results, or that are not historical facts, are forward-looking statements. Actual results could differ materially from those projected in forward- looking statements due to a variety of factors, including the risks and uncertainties set forth in our earnings press release dated May 1, 2018, our annual report on Form 10-K for 2017 and our other filings with the SEC. We undertake no obligation to update or revise any forward-looking statements. Non-GAAP Measures This presentation will reference certain non-GAAP financial information. For a description and reconciliation of non-GAAP measures presented in this document, please see the Appendix attached to this presentation or visit the Investor Relations section of the FIS website at www.fisglobal.com. 2

FIS 2018 Investor Conference STRATEGIC BUSINESS SHAREHOLDER OVERVIEW IN FOCUS VALUE Gary Norcross Bruce Lowthers Woody Woodall President & Chief Executive Officer Chief Operating Officer Chief Financial Officer Integrated Financial Solutions Marianne Brown Chief Operating Officer Global Financial Solutions 3

Why Investors Choose FIS? Market High-quality Double-digit Strong Compelling Leadership Recurring EPS Growth Cash Flow Investment Revenue Generation Thesis 4

Agenda STRATEGIC OVERVIEW FIS Today Gary Norcross President & Chief Executive Officer Our Growth Strategy 5

FIS TODAY | OUR GROWTH STRATEGY

FIS Today

Recognized market leadership in key geographies across the globe

53K+
EMPLOYEES

20K+
CLIENTS

100+
COUNTRIES

Industry-leading Solutions

FIS

6

F I N A N C I A L RF E I V S I E T W O D A Y 2019- 2 0 2 1 O U T L O O K O U R G R O WW T H H Y S I T N R V A E T S E T G IY N F I S ? Why Investors Choose FIS? Performance driven by growth and scale INCREASED REVENUE EXCEPTIONAL EBITDA CONSISTENT DOUBLE- ROBUST FREE CASH AND SCALE MARGIN EXPANSION DIGIT EPS GROWTH FLOW $2.2 660 18% $1.0 BILLION BPS CAGR BILLION $8.5 $1.9 36.5% $5.24 29.9% $6.3 $3.19 $0.9 2015 2018 Guidance 2015 2018 Guidance 2015 2018 Guidance 2015 2018 Guidance *Metrics adjusted for impact of ASC 606 as disclosed in 8-K published 3/6/2018. 2018 reflects mid-point guidance attainment. Refer to www.investor.fisglobal.com or the appendix attached to this presentation for a description and reconciliation of GAAP to non-GAAP items 7

F I N A N C I A L RF E I V S I E T W O D A Y 2019- 2 0 2 1 O U T L O O K O U R G R O WW T H H Y S I T N R V A E T S E T G IY N F I S ? FIS Today Delivering compelling shareholder value 5-Year Return(1) FIS Returns* 1YR 3YR 10YR 86% 2012 2013 2014 2015 2016 2017 FIS S&P 500 *Trailing 12, 36 and 120 month returns as of March 31, 2018. 8 (1) 12/31/12 – 5/1/18 Total Shareholder Return

Agenda STRATEGIC OVERVIEW FIS Today Gary Norcross President & Chief Executive Officer Our Growth Strategy 9

FIS TODAY | OUR GROWTH STRATEGY

Our Growth Strategy
Consistent and effective

BASE BUSINESS	UNLOCK VALUE	INORGANIC
Effectively cross sell, deliver and service new solutions into existing clients	Strategic investment to expand and leverage solution portfolio, create new white space	Continue to strategically add or subtract solution sets and markets served
EXECUTION	INNOVATION	ACQUIRE & DIVEST

FINANCIAL DISCIPLINE

Focus on strong balance sheet, strengthen cash flow and returning cash to shareholders

FIS
10

FIS TODAY | OUR GROWTH STRATEGY

Base Business Execution

Market focus brings FIS' scale to three growing markets

BANKING

PAYMENTS

CAPITAL MARKETS

2018 global financial technology spend

~$300B [1]

Forward three-year (2017-2020) CAGR

5% [1]

Key areas of growth include digital, data analytics, and cybersecurity

(1) IDC Worldwide IT Spending guides - October 2017

FIS

11

FIS TODAY | OUR GROWTH STRATEGY

Base Business Execution

Mission-critical solutions delivered at scale

DIGITAL ENABLEMENT	ACCOUNT PROCESSING	MOVEMENT OF MONEY / ASSETS	OPERATIONS EXCELLENCE

35B+ Transactions Processed

80M+ Loans Serviced

21 Real-time Payment Enabled Countries

150+ Global Trading Venues

286M+ Active Accounts

$8.4T+ Payments Volume

$31T+ Fund Accounting Assets

FIS

12

FIS TODAY | OUR GROWTH STRATEGY

Base Business Execution

Driving revenue, operational and margin efficiencies



People

Technology Infrastructure

Tools & Processes

Optimized Returns

- Best-in-class talent
- Speed to market
- Consistency of process
- Global reach
- Capital optimization

FIS

13

FIS TODAY | OUR GROWTH STRATEGY

Unlocking Value with Innovation
Modernization and innovation strategy

CapEx % of Adjusted Revenue


6.6%
6.8%
7.1%
2015
2016
2017
2021

Research and Development
Investing capital to fuel future organic growth

Venture Investing
Multi-round funding to invest ahead of demand and bring new solutions to early-adopter clients

FinTech Accelerator
By investing in and guiding FinTech start-ups, we increase innovation possibilities for our clients.

*Metrics adjusted for impact of ASC 606 as disclosed in 8-K published 3/6/2018.
Refer to www.investor.fisglobal.com or the appendix attached to this presentation for a description and reconciliation of GAAP to non-GAAP items

14

FIS TODAY | OUR GROWTH STRATEGY

Unlocking Value with Innovation

Our investment strategy is guided by modern design principles

Component-based Open API	Cloud Ready	Unified Client Experience
OUTCOMES: LEVERAGE & RE-USE	SECURE FRAMEWORK	INTEGRATED SOLUTIONS & SERVICES

FIS

15

FIS TODAY
OUR GROWTH STRATEGY

Unlocking Value with Innovation

FIS is investing in areas of high demand and return

- Core Banking
- Code Connect
- Digital One
- Unified Payments
- Next Gen Trading
- Cloud Infrastructure

DEVELOPING THE NEXT GENERATION OF ADVANCED INDUSTRY PLATFORMS

FIS
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FIS TODAY OUR GROWTH STRATEGY

Market Transformation

Change has been a consistent theme

1968 — SYSTEMATICS INC.

1970s

1980s

1990 — alltel

2003 — FIDELITY NATIONAL FINANCIAL

2006 — FIS» FIDELITY NATIONAL INFORMATION SERVICES

2018 — FIS

FUTURE — FIS

FINTECH INDUSTRY HIGHLIGHTS

- Mainframe computing
- ATMs

- Software
- Electronic trading
- Chips
- Nasdaq

- Mainframe as data/record keeping

- Internet & eCommerce
- Online broker website
- Online banking

- 2008 market crash
- Smartphone/mobile
- V1 of cryptocurrency
- Google wallet
- "Smile-to-Pay" payments

- Open architecture
- Digital banking
- APIs, cloud
- AI/analytics
- Digital advisor

FINTECH FUTURE

FIS

17

FIS TODAY | OUR GROWTH STRATEGY

Growing via Strategic Acquisition
Proven track record of delivering value

Align with Market Focus

- Financial services focused
- Logical adjacency to or enhancing of existing market position:
  - ✓ New solutions to extend to existing clients
  - ✓ New clients and/or enhanced relationships
  - ✓ Creates additional scale

Deliver Shareholder Value

SUNGARD	✓
Metavante	✓
EFD eFunds Corporation	✓
certegy	✓

FIS 18

FIS TODAY | OUR GROWTH STRATEGY

Growing via Strategic Divestiture
Proven track record of delivering value

Q1 2017	Q3 2017	Q1 2018
SUNGARD PUBLIC SECTOR SUNGARD K-12 EDUCATION	CAPCO	Kingstar
MARKET	SOLUTION	GEOGRAPHY

Targeted divestitures creating greater focus for re-investment

FIS
19

F I S T O D A Y O U R G R O W T H S T R A T E G Y In Closing: Strategic Execution Yielding Results 1 2 3 4 Focused Investing and Predictable Confidence in Plan Modernizing Performance Outlook CONSISTENT, PREDICTABLE SHAREHOLDER VALUE 20

Segment Leadership Co-chief operating officers with 55+ years of combined experience BRUCE MARIANNE LOWTHERS BROWN Chief Operating Officer, Chief Operating Officer, Integrated Financial Solutions Global Financial Solutions Market Focus • Continuous Modernization • Optimizing Results 21

Agenda MARKETS IN FOCUS Bruce Lowthers Chief Operating Officer, Integrated Financial Solutions 22

IFS | MARKET FOCUS | MODERNIZATION | OPTIMIZED RETURNS

Integrated Financial Solutions
Positioned for continued growth

- Predictable Revenue Base
- Improved Client Demand
- Differentiated Solutions
- Operational Leverage

~$4.3B 2017 REVENUES	~90% RECURRING REVENUES	~44% EBITDA MARGIN CONTRIBUTED
286M+ ACTIVE ACCOUNTS	35B+ TRANSACTIONS PROCESSED	$8.4T+ PAYMENTS VOLUME

Banking & Wealth • Payments • Corporate & Digital

VALUE CREATING BUSINESS MODEL WITH SCALE

*Metrics adjusted for impact of ASC 606 as disclosed in 8-K published 3/6/2018.
Refer to www.investor.fisglobal.com or the appendix attached to this presentation for a description and reconciliation of GAAP to non-GAAP items

FIS 23

IFS | MARKET FOCUS | MODERNIZATION | OPTIMIZED RETURNS

Current Dynamics and Demand

CLIENT DYNAMICS

New Competition

Changing Buyer Needs

Legacy Infrastructure

Complex Regulatory Environment

CLIENT PRIORITIES

Core Modernization

Digital Transformation

Unified Payments

Data and AI

Risk and Compliance

CLIENT NEEDS

Consumer Expectations

Finding New Efficiencies

Navigating Risk and Cybersecurity

Speed to Market

ACCELERATING PACE OF CHANGE DRIVING DEMAND AND SPEND

FIS
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IFS | MARKET FOCUS | MODERNIZATION | OPTIMIZED RETURNS

In the Next Five Years Our Clients' Needs Will Be Dramatically Different

INDUSTRY DIRECTION

- Moving to social banking
- Moving to cloud services for operational health
- Reduce sales & implementation time
- Self-help services

FIS TRANSFORMING

- Modernized platforms and solutions
- Secure cloud enabled
- Solutions deployed by mass enablement
- On-demand enabled

CUSTOMER BENEFITS

- Plug and go integration
- Better user experience
- Acceleration of product to market

DRIVING THE NEXT GENERATION OF ADVANCED INDUSTRY SOLUTIONS

FIS

25

IFS | MARKET FOCUS | MODERNIZATION | OPTIMIZED RETURNS

FIS Is Investing in Areas of High Demand and Return

CONTINUOUS INNOVATION	ONE TO MANY	INTEGRATED MULTI-CHANNEL DELIVERY	
Banking	**Payments**	**Digital**	**APIs**
Componentization	Unified view	Human-centered design	Speed to market
Real-time insights	Omnichannel interface	Self service	High-value user experience
Open & flexible	Modular	Omnichannel	Open interface & integration

DRIVING CURRENT AND FUTURE GROWTH

FIS

26

IFS | MARKET FOCUS | MODERNIZATION | OPTIMIZED RETURNS

Innovating Financial Solutions to Improve People's Lives

Mass Enablement of Functionality


24/7
CONTROL
RIGHT
AT YOUR
FINGERTIPS
Prevent Fraud.
Control Spending.
Review Transactions.
myBrand
www.myBrand.com

SPEED TO MARKET

Leveraging Existing Products into New Solutions


SAVE 10¢
per gallon for EVERY fill up
Find out more >

INTUITIVE DIGITAL EXPERIENCES

BANKING & PAYMENTS MEET LIFE

FIS
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IFS | MARKET FOCUS | MODERNIZATION | OPTIMIZED RETURNS

Positioned to Accelerate Growth and Expand Margins

Sales Transformation



Mass enablement

Align assets to whitespace

Self help

Service Delivery



Utilization of technology

Targeted process improvement and elimination of redundancy

Investment Discipline


$

Align investment to strategic growth areas

Accountability to expected returns

PROCESS IMPROVEMENT TO FUEL INVESTMENTS AND MARGIN EXPANSION

FIS

28

IFS | MARKET FOCUS | MODERNIZATION | OPTIMIZED RETURNS

Integrated Financial Solutions Positioned for Growth

	Long-term Growth
Solution Modernization	Pipeline of innovative new products
Retain and Cross Sell	Retain and deepen client relationships
Sales Transformation	Mass enablement and aligning assets into whitespace
Delivery at Scale	One-to-many model
Targeted Process Optimization	Driving efficiency and consistency
Investment Discipline	Spend and investment accountability
	Margin Expansion

FIS

29

IFS | MARKET FOCUS | MODERNIZATION | OPTIMIZED RETURNS

Positioned for Growth

Predictable Revenue Base

~90% recurring revenue

Significant backlog

Manageable growth walk

Improved Market Demand

Prioritized investment spend in high-growth areas

Differentiated Solutions

Modernization of all legacy platforms & digital channels

Investments and integration in emerging areas

Operational Leverage

~44% EBITDA margins

One to many; leverage & scale

*Metrics adjusted for impact of ASC 606 as disclosed in 8-K published 3/6/2018.

Refer to www.investor.fisglobal.com or the appendix attached to this presentation for a description and reconciliation of GAAP to non-GAAP items

FIS 30

Agenda MARKETS IN FOCUS Marianne Brown Chief Operating Officer, Global Financial Solutions 31

G F S M A R K E T F O C U S M O D E R N I Z A T I O N O P T I M I Z E D R E T U R N S Global Financial Solutions Segment characteristics • Focus on global marketplace • Differentiated presence in Tier 1 and Tier 2 institutions • Leveraged sales force • Higher growth profile with margin expansion MARKETS SERVED Retail & Commercial Banks | Investment Banks | Asset Managers | Hedge Funds Private Equity | Broker Dealers | Corporates 32

GFS | MARKET FOCUS | MODERNIZATION | OPTIMIZED RETURNS

Global Financial Solutions
Positioned for continued growth

MISSION CRITICAL applications

SIGNIFICANTLY IMPROVED revenue quality

Scale driven by STRATEGIC INVESTMENTS

Continued evolution to LIFECYCLE solutions

GLOBAL SALES FORCE leverage

~$4.1B
2017 REVENUES

GLOBAL MARKETS
Driving Higher Growth

~70%
RECURRING REVENUES

~33%
EBITDA MARGIN CONTRIBUTED

Institutional & Wholesale • Banking • Payments

*Metrics adjusted for impact of ASC 606 as disclosed in 8-K published 3/6/2018.
Refer to www.investor.fisglobal.com or the appendix attached to this presentation for a description and reconciliation of GAAP to non-GAAP items

FIS 33

GFS | MARKET FOCUS | MODERNIZATION | OPTIMIZED RETURNS

Capabilities Across Global Verticals

Institutional & Wholesale

Investment / Investor Accounting

Risk and Compliance

Multi-Asset Trading / Data

Securities Processing Suite

31T+
Fund Accounting Assets

150+
Global Trading Venues

FIS

34

GFS | MARKET FOCUS | MODERNIZATION | OPTIMIZED RETURNS

Capabilities across Global Verticals

Institutional & Wholesale

- Investment/Investor Accounting
- Risk and Compliance
- Multi-Asset Trading/Data
- Securities Processing Suite

Banking

- Core Bank Processing
- Digital Enablement
- Lending

31T+
Fund Accounting Assets

150+
Global Trading Venues

80M+
Loans Serviced

FIS
35

GFS | MARKET FOCUS | MODERNIZATION | OPTIMIZED RETURNS

Capabilities across Global Verticals

Institutional & Wholesale

- Investment/Investor Accounting
- Risk and Compliance
- Multi-asset Trading/Data
- Securities Processing Suite

Banking

- Core Bank Processing
- Digital Enablement
- Lending

Payments

- Real-Time/Immediate
- Switch, Testing and Chargeback
- Credit/Debit/Prepaid

31T+
Fund Accounting Assets

150+
Global Trading Venues

80M+
Loans Serviced

21
Real-time Payment Enabled Countries

INNOVATION ACCELERATORS

FIS 36

G F S M A R K E T F O C U S M O D E R N I Z A T I O N O P T I M I Z E D R E T U R N S Current Dynamics and Demand CLIENT DYNAMICS Ongoing regulation Buy vs. build evolution Vendor consolidation Information security and risk management 37

GFS | MARKET FOCUS | MODERNIZATION | OPTIMIZED RETURNS

Current Dynamics and Demand

CLIENT DYNAMICS

Ongoing regulation

Buy vs. build evolution

Vendor consolidation

Information security and risk management

SPEND DRIVERS

Reducing technology debt

Corporate profits and tax reform

CapEx demands vs. ability to invest in OpEx

FIS

38

GFS | MARKET FOCUS | MODERNIZATION | OPTIMIZED RETURNS

Current Dynamics and Demand

CLIENT DYNAMICS

Ongoing regulation

Buy vs. build evolution

Vendor consolidation

Information security and risk management

SPEND DRIVERS

Reducing technology debt

Corporate profits and tax reform

CapEx demands vs. ability to invest in OpEx

CLIENT CHALLENGES

Navigating risk and regulatory demands

Driving efficiency and lowering cost of ownership

Modernizing processes and services

Delivering innovative client experiences

FIS

39

G F S M A R K E T F O C U S M O D E R N I Z A T I O N O P T I M I Z E D R E T U R N S Demand Fueling Innovation Multi-asset Class Front-to-back solutions offering cross-asset capabilities, ✔ 1 enabling growth and rationalized technology SOLUTION SOLUTION EXPANSION 40

GFS | MARKET FOCUS | MODERNIZATION | OPTIMIZED RETURNS

Demand Fueling Innovation

SOLUTION EXPANSION

- ✓ Multi-asset Class
- ✓ Lifecycle Solutions and Simplified Deployment

1. Front-to-back solutions offering cross-asset capabilities, enabling growth and rationalized technology
2. Holistic, "out-of-the-box" offerings leveraging thought leadership, delivering faster time to market

FIS

41

GFS | MARKET FOCUS | MODERNIZATION | OPTIMIZED RETURNS

Demand Fueling Innovation

SOLUTION EXPANSION

- ✓ Multi-asset Class
- ✓ Lifecycle Solutions and Simplified Deployment
- ✓ Open APIs/Code Connect

1. Front-to-back solutions offering cross-asset capabilities, enabling growth and rationalized technology
2. Holistic, "out-of-the-box" offerings leveraging thought leadership, delivering faster time to market
3. Innovation gateway enabling new distribution channels and improved customer experiences

FIS

42

GFS | MARKET FOCUS | MODERNIZATION | OPTIMIZED RETURNS

Demand Fueling Innovation

SOLUTION EXPANSION

- ✓ Multi-asset Class
- ✓ Lifecycle Solutions and Simplified Deployment
- ✓ Open APIs/Code Connect
- ✓ Payments-as-a-Service

1. Front-to-back solutions offering cross-asset capabilities, enabling growth and rationalized technology
2. Holistic, "out-of-the-box" offerings leveraging thought leadership, delivering faster time to market
3. Innovation gateway enabling new distribution channels and improved customer experiences
4. End to end real-time ready, enabling seamless payments leveraging an open API layer

FIS

43

GFS | MARKET FOCUS | MODERNIZATION | OPTIMIZED RETURNS

Demand Fueling Innovation

SOLUTION EXPANSION

- ✓ Multi-asset Class
- ✓ Lifecycle Solutions and Simplified Deployment
- ✓ Open APIs/Code Connect
- ✓ Payments-as-a-Service
- ✓ Next Gen Core Banking

1. Front-to-back solutions offering cross-asset capabilities, enabling growth and rationalized technology
2. Holistic, "out-of-the-box" offerings leveraging thought leadership, delivering faster time to market
3. Innovation gateway enabling new distribution channels and improved customer experiences
4. End to end real-time ready, enabling seamless payments leveraging an open API layer
5. Modernizing platforms, delivering innovative and customized experiences driving client adoption and retention

FIS

44

G F S M A R K E T F O C U S M O D E R N I Z A T I O N O P T I M I Z E D R E T U R N S Client Success Stories HOLISTIC ENTERPRISE SOLUTIONS 45

G F S M A R K E T F O C U S M O D E R N I Z A T I O N O P T I M I Z E D R E T U R N S Client Success Stories HOLISTIC ENTERPRISE SOLUTIONS “FUTURE PROOF” TO DRIVE GROWTH 46

G F S M A R K E T F O C U S M O D E R N I Z A T I O N O P T I M I Z E D R E T U R N S Client Success Stories HOLISTIC ENTERPRISE SOLUTIONS “FUTURE PROOF” TO DRIVE GROWTH RE-IMAGINED CLIENT EXPERIENCES EMPOWERING THE FINANCIAL WORLD 47

GFS | MARKET FOCUS | MODERNIZATION | OPTIMIZED RETURNS

Positioned for Growth with Margin Expansion

Long-term Growth

Go-to-market Enhancements	Enhance service offerings and simplify deployment
Sales Productivity	Optimize top talent with great sales tools/processes
Continuous Innovation	Drive improved client outcomes
Leveraged Services	Reduce cost of delivery
Continuous Process Improvement	Drive efficiency and improve quality
Investment Discipline	Acute focus on strategic investments and ROI

Margin Expansion

FIS
48

GFS | MARKET FOCUS | MODERNIZATION | OPTIMIZED RETURNS

Positioned for Growth

Predictable Revenue Base

Large addressable market

Well established in key geographies

Alignment with Market Demand

Focused portfolio

Leveraging investment across geographies

Differentiated Solutions

Modernization journey

"Voice of client" driven

Operational Leverage

Operational excellence

Margin expansion upside

FIS
49

Agenda SHAREHOLDER Financial Review VALUE Woody Woodall Chief Financial Officer 2019 - 2021 Outlook Why Invest in FIS? 50

Agenda SHAREHOLDER Financial Review VALUE Woody Woodall Chief Financial Officer 2019 - 2021 Outlook Why Invest in FIS? 51

F I N A N C I A L R E V I E W 2019- 2 0 2 1 O U T L O O K W H Y I N V E S T I N F I S ? Strong, Value-creating Business Model High-quality Expanding Revenue Margins Strong Cash Sustainable Generation EPS Growth 52

FINANCIAL REVIEW | 2019-2021 OUTLOOK | WHY INVEST IN FIS?

2017 Highlights

High-quality Revenue
$8.7B
Adjusted Revenue

Expanding Margins
+280 bps
EBITDA Margin Expansion

Sustainable EPS Growth
~16%
Adjusted EPS Growth

Strong Cash Generation
~110%
Cash Flow Conversion

CONSISTENT FINANCIAL PERFORMANCE DRIVES PREDICTABLE AND LONG-TERM SHAREHOLDER RETURNS

*Metrics adjusted for impact of ASC 606 as disclosed in 8-K published 3/6/2018.
Refer to www.investor.fisglobal.com or the appendix attached to this presentation for a description and reconciliation of GAAP to non-GAAP items

FIS 53

FINANCIAL REVIEW | 2019-2021 OUTLOOK | WHY INVEST IN FIS?

Attractive Fundamentals

1 — STRATEGIC OPERATING SEGMENTS

Strengthened portfolio with focused divestitures

2 — EXCEPTIONAL MARGIN EXPANSION

Increased IP-driven revenue and effective ongoing cost management

3 — PREMIUM CASH FLOW CONVERSION

Continued margin expansion and working capital focus

4 — DOUBLE-DIGIT EPS GROWTH

Exceeded 2018 adjusted EPS guidance from 2016 Investor Day

5 — STRONG BALANCE SHEET

Achieved leverage goals, creating flexibility for accretive uses of excess cash flow

FIS
Refer to www.investor.fisglobal.com or the appendix attached to this presentation for a description and reconciliation of GAAP to non-GAAP items
54

FINANCIAL REVIEW | 2019-2021 OUTLOOK | WHY INVEST IN FIS?

Operating Segments – IFS

~$4.3B
2017 REVENUES

ONE-TO-MANY
Driving Higher Incremental Margins

~90%
RECURRING REVENUES

~44%
EBITDA MARGIN CONTRIBUTED

- Predictable and low risk top-line growth trajectory
- Highly scalable operating model continues to drive margin expansion
- Operational effectiveness and modernization provides long-term growth

*Metrics adjusted for impact of ASC 606 as disclosed in 8-K published 3/6/2018.
Refer to www.investor.fisglobal.com or the appendix attached to this presentation for a description and reconciliation of GAAP to non-GAAP items

55

FINANCIAL REVIEW | 2019-2021 OUTLOOK | WHY INVEST IN FIS?

Operating Segments – GFS

~$4.1B
2017 REVENUES

GLOBAL MARKETS
Driving Higher Growth

~70%
RECURRING REVENUES

~33%
EBITDA MARGIN CONTRIBUTED

- Global scale provides differentiated market opportunity
- Exceptional margin expansion and operational rationalization
- Ongoing shift to recurring revenue model

*Metrics adjusted for impact of ASC 606 as disclosed in 8-K published 3/6/2018.
Refer to www.investor.fisglobal.com or the appendix attached to this presentation for a description and reconciliation of GAAP to non-GAAP items

56

F I N A N C I A L R E V I E W 2019- 2 0 2 1 O U T L O O K W H Y I N V E S T I N F I S ? Exceptional EBITDA Margin Expansion KEY DRIVERS 36% - 37% 1 Higher margin IP-centric 660 bps revenue composition 2015 - 2018 34.4% Benefits of data center 2 consolidation program 31.6% 29.9% 3 Acquisition integration and focused divestitures 4 On-going cost management initiatives 2015 2016 2017 2018 Guidance *Metrics adjusted for impact of ASC 606 as disclosed in 8-K published 3/6/2018. 660 bps margin expansion reflects mid-point guidance attainment. Refer to www.investor.fisglobal.com or the appendix attached to this presentation for a description and reconciliation of GAAP to non-GAAP items 57

F I N A N C I A L R E V I E W 2019- 2 0 2 1 O U T L O O K W H Y I N V E S T I N F I S ? Premium Free Cash Flow Conversion NEARLY ~22% KEY DRIVERS DOUBLING EBITDA margin Cash Flow as a Percentage 1 expansion of Revenue 18% 17% Focused portfolio with 2 higher cash generating 14% assets Continued focus on working 3 capital management 2015 2016 2017 2018 Guidance *Metrics adjusted for impact of ASC 606 as disclosed in 8-K published 3/6/2018. 22% cash flow percentage of revenue reflective of 2018 guidance attainment. Refer to www.investor.fisglobal.com or the appendix attached to this presentation for a description and reconciliation of GAAP to non-GAAP items 58

F I N A N C I A L R E V I E W 2019- 2 0 2 1 O U T L O O K W H Y I N V E S T I N F I S ? Strong Balance Sheet 3.3% $11.4 2.8X Weighted Average $10.5 Interest Rate 2017 Leverage $8.8 Ratio 6 Years Weighted Average Maturity $4.8 $5.1 $4.4 $4.5 ~95% Percentage of Fixed Rate Debt 2011 2012 2013 2014 2015 2016 2017 Total Debt Leverage Ratio Refer to www.investor.fisglobal.com or the appendix attached to this presentation for a description and reconciliation of GAAP to non-GAAP items 59

FINANCIAL REVIEW | 2019-2021 OUTLOOK | WHY INVEST IN FIS?

2016 Investor Day Report Card


3% - 7%
Organic Revenue Growth
~6%
Margin Expansion
(BAU + Synergies)
~2%
Debt Paydown
2% - 3%
Effective Tax Rate Reduction
13% - 18%
Adjusted EPS Growth

Refer to www.investor.fisglobal.com or the appendix attached to this presentation for a description and reconciliation of GAAP to non-GAAP items

60

F I N A N C I A L R E V I E W 2019- 2 0 2 1 O U T L O O K W H Y I N V E S T I N F I S ? Previous Investor Day 2018 EPS outlook vs. 2018 guidance LOW ESTIMATE HIGH ESTIMATE 2016 Investor Day EPS Outlook $4.70 $5.10 2018 EPS Guidance $5.14 $5.34 Outperformed Our Original Outlook Refer to www.investor.fisglobal.com or the appendix attached to this presentation for a description and reconciliation of GAAP to non-GAAP items 61

Agenda SHAREHOLDER Financial Review VALUE Woody Woodall Chief Financial Officer 2019 - 2021 Outlook Why Invest in FIS? 62

FINANCIAL REVIEW | 2019-2021 OUTLOOK | WHY INVEST IN FIS?

Improving Organic Revenue Growth

Predictable Revenue Base

Recurring revenue tied to long-term contracts with significant backlog

Strategically focused portfolio

Improving Market Spend

Improving sentiment in markets served

Well positioned in high-growth markets

Differentiated Solutions

Innovation and integration solution suites

Increasing development investment across operating segments

FIS

63

FINANCIAL REVIEW | 2019-2021 OUTLOOK | WHY INVEST IN FIS?

Strong Margin Expansion

Operational Leverage

High incremental margins

Global delivery platform

Data Center Consolidation

Modernizing networks

Reducing overall geographic footprint

Enterprise Excellence

Efficiencies through process automation

Continuous and effective cost management

FIS
64

F I N A N C I A L R E V I E W 2019- 2 0 2 1 O U T L O O K W H Y I N V E S T I N F I S ? Data Center Consolidation Update 53 ~$250M Annual <15 Savings Strategic Data Centers ~$250 million Target $ of Annual Run-Rate Cost Reduction >$700 million $100 Total Projected Savings over <15 the Life of the Program 2015 2016 2017 2018e 2019e 2020e 2021e # of Data Centers Run-Rate Annual Savings ($ millions) 65

F I N A N C I A L R E V I E W 2019- 2 0 2 1 O U T L O O K W H Y I N V E S T I N F I S ? Capital Allocation Principles Investing for Return Capital Value Creating Organic Growth to Shareholders M&A Consistent and Proven Capital Allocation Framework 66

FINANCIAL REVIEW | 2019-2021 OUTLOOK | WHY INVEST IN FIS?

Proven M&A Strategy

1 Strategic Rationale

Accelerate cross-sell and up-sell opportunities into existing client base

Expand market opportunities and gain additional operational scale

2 Targeted Financial Measures

Attractive risk-adjusted returns

Identifiable and actionable synergy opportunities

Accelerates Shareholder Returns

FIS 67

FINANCIAL REVIEW | 2019-2021 OUTLOOK | WHY INVEST IN FIS?

2019 - 2021 Consolidated Outlook

IMPROVING ORGANIC REVENUE GROWTH

STRONG MARGIN EXPANSION

DOUBLE-DIGIT EPS GROWTH

~4%
Organic Revenue Growth

+75-125bps
Adj. EBITDA Margin Expansion

10%-13%
Adj. Earnings Per Share Growth

2021 Projected EPS of $7.00 - $7.50

*Metrics reflect annual growth.
Assumes no acquisitions or divestitures.
Refer to www.investor.fisglobal.com or the appendix attached to this presentation for a description and reconciliation of GAAP to non-GAAP items

FIS 68

Agenda SHAREHOLDER Financial Review VALUE Woody Woodall Chief Financial Officer 2019 - 2021 Outlook Why Invest in FIS? 69

F I N A N C I A L R E V I E W 2019- 2 0 2 1 O U T L O O K W H Y I N V E S T I N F I S ? Very Attractive Returns Annualized Total Shareholder Returns of FIS* 1 Year 5 Year 10 Year 23% 21% 18% S&P 500 2012 2013 2014 2015 2016 2017 FIS S&P 500 *Annualized 1, 5, and 10 year total shareholder returns as of March 31, 2018. 70

F I N A N C I A L R E V I E W 2019- 2 0 2 1 O U T L O O K W H Y I N V E S T I N F I S ? The Formula Works Market High-quality Double-digit Strong Compelling Leadership Recurring EPS Growth Cash Flow Investment Revenue Generation Thesis 71

F I N A N C I A L R E V I E W 2019- 2 0 2 1 O U T L O O K W H Y I N V E S T I N F I S ? The Formula Works Market High-quality Double-digit Strong Compelling Leadership Recurring EPS Growth Cash Flow Investment Revenue Generation Thesis Q&A Session 72

APPENDIX 73

A P P E N D I X 2019 – 2021 Segment Outlook: Organic Growth METRICS 2019 – 2021 Outlook (Annual) Integrated Financial Solutions (IFS) 3.0% - 4.0% Organic Revenue Growth Global Financial Solutions (GFS) 4.0% - 5.0% Organic Revenue Growth 74

A P P E N D I X Forward-Looking Statements This presentation and today’s webcast contain “forward-looking statements” within the meaning of the U.S. federal securities laws. Statements that are not historical facts, including statements about anticipated financial outcomes, including any earnings guidance of the Company, business and market conditions, outlook, foreign currency exchange rates, expected dividends and share repurchases, the Company’s sales pipeline and anticipated profitability and growth, as well as other statements about our expectations, beliefs, intentions, or strategies regarding the future, are forward-looking statements. These statements relate to future events and our future results, and involve a number of risks and uncertainties. Forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. Any statements that refer to beliefs, expectations, projections or other characterizations of future events or circumstances and other statements that are not historical facts are forward-looking statements. Actual results, performance or achievement could differ materially from those contained in these forward-looking statements. The risks and uncertainties that forward-looking statements are subject to include, without limitation: •the risk that acquired businesses will not be integrated successfully, or that the integration will be more costly or more time-consuming and complex than anticipated; •the risk that cost savings and other synergies anticipated to be realized from acquisitions may not be fully realized or may take longer to realize than expected; •the risk of doing business internationally; •changes in general economic, business and political conditions, including the possibility of intensified international hostilities, acts of terrorism, changes in either or both the United States and international lending, capital and financial markets, and currency fluctuations; •the effect of legislative initiatives or proposals, statutory changes, governmental or other applicable regulations and/or changes in industry requirements, including privacy and cybersecurity laws and regulations; •the risks of reduction in revenue from the elimination of existing and potential customers due to consolidation in, or new laws or regulations affecting, the banking, retail and financial services industries or due to financial failures or other setbacks suffered by firms in those industries; 75

A P P E N D I X Forward-Looking Statements •changes in the growth rates of the markets for our solutions; •failures to adapt our solutions to changes in technology or in the marketplace; •internal or external security breaches of our systems, including those relating to unauthorized access, theft, corruption or loss of personal information and computer viruses and other malware affecting our software or platforms, and the reactions of customers, card associations, government regulators and others to any such events; •the risk that implementation of software (including software updates) for customers or at customer locations may result in the corruption or loss of data or customer information, interruption of business operations, exposure to liability claims or loss of customers; •the reaction of current and potential customers to communications from us or regulators regarding information security, risk management, internal audit or other matters; •competitive pressures on pricing related to the decreasing number of community banks in the U.S., the development of new disruptive technologies competing with one or more of our solutions, increasing presence of international competitors in the U.S. market and the entry into the market by global banks and global companies with respect to certain competitive solutions, each of which may have the impact of unbundling individual solutions from a comprehensive suite of solutions we provide to many of our customers; •the failure to innovate in order to keep up with new emerging technologies, which could impact our solutions and our ability to attract new, or retain existing, customers; •an operational or natural disaster at one of our major operations centers; and •other risks detailed under “Risk Factors” and other sections of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and other filings with the SEC. Other unknown or unpredictable factors also could have a material adverse effect on our business, financial condition, results of operations and prospects. Accordingly, readers should not place undue reliance on these forward-looking statements. These forward-looking statements are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Except as required by applicable law or regulation, we do not undertake (and expressly disclaim) any obligation and do not intend to publicly update or review any of these forward- looking statements, whether as a result of new information, future events or otherwise. 76

A P P E N D I X Non-GAAP Financial Information and Reconciliation Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting in the United States. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, we have provided certain non-GAAP financial measures. These non-GAAP measures include adjusted revenue, constant currency revenue, organic revenue increase/decrease, EBITDA, adjusted EBITDA, adjusted EBITDA margin, adjusted net earnings (including per share amounts), adjusted cash flow from operations and free cash flow. These non-GAAP measures may be used in this release and/or in the attached supplemental financial information. We believe these non-GAAP measures help investors better understand the underlying fundamentals of our business. As further described below, the non-GAAP revenue and earnings measures presented eliminate items management believes are not indicative of FIS’s core operating performance. The constant currency and organic revenue increase/decrease measures adjust for the effects of exchange rate fluctuations, while organic revenue increase/decrease also adjusts for acquisitions and divestitures, giving investors further insight into our core performance. Finally, the non-GAAP cash flow measures provide further information about the ability of our business to generate cash. For these reasons, management also uses these non-GAAP measures in its assessment and management of FIS’ performance. Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP measures. Further, FIS’ non-GAAP measures may be calculated differently from similarly titled measures of other companies. Reconciliations of these non-GAAP measures to related GAAP measures, including footnotes describing the specific adjustments, are provided in the attached schedules and in the Investor Relations section of the FIS web site, www.fisglobal.com. 77

A P P E N D I X Definitions of Non-GAAP Financial Measures Adjusted revenue consists of revenue, increased to reverse the purchase accounting deferred revenue adjustment made upon the acquisition of SunGard. The deferred revenue adjustment represents revenue that would have been recognized in the normal course of business by SunGard under GAAP but was not recognized due to GAAP purchase accounting adjustments. The deferred revenue adjustment in purchase accounting was made entirely in the Corporate and Other segment; reported GAAP results for the IFS and GFS segments are not affected by this adjustment and, therefore, no adjusted revenue is presented for these segments. Constant currency revenue represents (i) adjusted revenue, as defined above, in respect of the consolidated results and the corporate and other segment and (ii) reported revenue in respect of the IFS and GFS segments, in each case excluding the impact of fluctuations in foreign currency exchange rates in the current period. Organic revenue increase/decrease is constant currency revenue, as defined above, for the current period compared to an adjusted revenue base for the prior period, which is further adjusted to add pre-acquisition revenue of acquired businesses for a portion of the prior year matching the portion of the current year for which the business was owned, and subtract pre-divestiture revenue for divested businesses for the portion of the prior year matching the portion of the current year for which the business was not owned, for any acquisitions or divestitures by FIS. EBITDA reflects earnings from continuing operations before interest, taxes, depreciation and amortization. Adjusted EBITDA is EBITDA, as defined above, excluding certain costs and other transactions which management deems non-operational in nature, the removal of which improves comparability of operating results across reporting periods. This measure is reported to the chief operating decision maker for purposes of making decisions about allocating resources to the segments and assessing their performance. For this reason, adjusted EBITDA, as it relates to our segments, is presented in conformity with Accounting Standards Codification 280, Segment Reporting, and is excluded from the definition of non-GAAP financial measures under the Securities and Exchange Commission's Regulation G and Item 10(e) of Regulation S-K. 78

A P P E N D I X Definitions of Non-GAAP Financial Measures Adjusted EBITDA margin reflects adjusted EBITDA divided by adjusted revenue. Adjusted net earnings excludes the impact of certain costs and other transactions which management deems non-operational in nature, the removal of which improves comparability of operating results across reporting periods. It also excludes the impact of acquisition-related purchase accounting amortization, which is recurring. Adjusted net earnings per diluted share, or Adjusted EPS, reflects adjusted net earnings from continuing operations divided by weighted average diluted shares outstanding. Adjusted cash flow from operations reflects GAAP cash flow from operations as adjusted for the net change in settlement assets and obligations, and excludes certain transactions that are closely associated with non-operating activities or are otherwise non-operational in nature and not indicative of future operating cash flows. Free cash flow reflects adjusted cash flow from operations less capital expenditures. Free cash flow does not represent our residual cash flow available for discretionary expenditures, since we have mandatory debt service requirements and other non-discretionary expenditures that are not deducted from the measure. 79

A P P E N D I X Reconciliation of GAAP to Non-GAAP Financial Measures ($ Millions) Years ended December 31, 2017 2016 2015 Processing and services revenue $ 9,123 $ 9,241 $ 6,596 Non-GAAP adjustments: Acquisition deferred revenue adjustment 7 192 48 Adjusted revenue $ 9,130 $ 9,433 $ 6,644 Topic 606 adjustments (455) (410) (336) Recast adjusted revenue $ 8,675 $ 9,023 $ 6,308 Historical SunGard revenue, as adjusted 2,489 Adjusted combined revenue $ 8,797 80

A P P E N D I X Reconciliation of GAAP to Non-GAAP Financial Measures ($ Millions) Years ended December 31, 2017 2016 2015 Net earnings from continuing operations attributable to FIS $ 1,261 $ 524 $ 631 Provision (benefit) for income taxes (321) 291 375 Equity method investment earnings 3 - - Interest expense, net 337 383 183 Other (gain/income) loss/expense, net 152 31 (102) Operating income $ 1,432 $ 1,229 $ 1,087 FIS depreciation and amortization from continuing operations, 636 568 418 excluding purchase accounting amortization FIS non-GAAP adjustments: Purchase accounting amortization 731 585 238 Acquisition, integration and severance 178 281 171 Acquisition deferred revenue adjustment 7 192 48 Global restructure - - 45 Adjusted EBITDA $ 2,984 $ 2,855 $ 2,007 Historical SunGard operating income, as adjusted 488 Historical SunGard depreciation and amortization from 132 continuing operations, as adjusted Adjusted combined EBITDA $ 2,627 81

APPENDIX

Reconciliation of GAAP to Non-GAAP Financial Measures

($ Millions, except per share data)

	Years ended December 31,		
	2017	2016	2015
Earnings from continuing operations before income taxes and equity method investment earnings	$ 976	$ 837	$ 1,025
Provision (benefit) for income taxes	(321)	291	375
Equity method investment earnings	(3)	-	-
Net earnings attributable to noncontrolling interest	(33)	(22)	(19)
Net earnings from continuing operations attributable to FIS	$ 1,261	$ 524	$ 631
FIS non-GAAP adjustments:			
Purchase accounting amortization	731	585	238
Acquisition, integration and severance	180	281	191
Acquisition deferred revenue adjustment	7	192	48
Loss (gain) on sale of businesses and investments	(62)	-	(139)
Debt financing activities	199	4	-
Global restructure	-	-	45
Tax reform adjustments	(760)	-	-
Provision for income taxes on non-GAAP adjustments	(123)	(371)	(92)
Total non-GAAP adjustments	172	691	291
Adjusted net earnings (loss) from continuing operations, net of tax	$ 1,433	$ 1,215	$ 922
Net earnings per share - diluted from continuing operations attributable to FIS common stockholders	$ 3.75	$ 1.59	$ 2.18
FIS non-GAAP adjustments:			
Purchase accounting amortization	2.18	1.77	0.82
Acquisition, integration and severance	0.54	0.85	0.66
Acquisition deferred revenue adjustment	0.02	0.58	0.17
Loss (gain) on sale of businesses and investments	(0.18)	-	(0.48)
Debt financing activities	0.59	0.01	-
Global restructure	-	-	0.16
Tax reform adjustments	(2.26)	-	-
Provision for income taxes on non-GAAP adjustments	(0.37)	(1.12)	(0.32)
Adjusted net earnings (loss) per share - diluted from continuing operations attributable to FIS common stockholders	$ 4.27	$ 3.68	$ 3.19
Weighted average shares outstanding-diluted	336	330	289

FIS

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A P P E N D I X Reconciliation of GAAP to Non-GAAP Financial Measures ($ Millions) Years ended December 31, 2017 2016 2015 Net cash provided by operating activities $ 1,741 $ 1,925 $ 1,131 Non-GAAP adjustments: Acquisition, integration and severance payments 101 168 80 Tax payments on divestitures 315 - - Settlement activity 51 (15) (5) Capco acquisition related payments - 27 36 Tax payment for Gaming sale - - 88 Adjusted cash flows from operations $ 2,208 $ 2,105 $ 1,330 Capital expenditures (613) (616) (415) Free cash flow $ 1,595 $ 1,489 $ 915 83